Exhibit No. 99

                        Banc of America Securities [LOGO]

                    Bank of America Mortgage Securities, Inc.
                              BOAMS 2002-10 GROUP 1
                        30 Year Jumbo Fixed Rate Product
                             Collateral Description

     ---------------------------------------------------------------------------
     Product                                   Jumbo 30 Year Fixed
     Amount                                            500,000,000  +/-5%
     Settle                                       October 30, 2002
     Gross WAC                                               6.550% +/-15bps
     WAC Range                                    Range ***200 bps
     Servicing Fee                                          25 bps
     WAM                                                       357  +/-2 mos
     Weighted Average LTV                                 ***70.00%
     LTV**80% and ***90.01%                                  *5.00%
     LTV**90%                                                *2.00%
     Maximum Loan Amount                                $1,250,000
     Average Loan Balance                               $  495,000  +/- $ 20,000

     Occupancy                                **90% Owner Occupied
                                                     **90% Primary
                                                    *10% Secondary
                                                      *2% Investor

     Delinquency                                       All Current
     Property Type                                **90% SF and PUD
     Documentation Type                       **95% Full / Reduced
     Loan Purpose                                  ***20% cash-out
     State Concentration                                 ***50% CA
     Zip Code Concentration                     No Greater than 2%
     Delivery Variance                               Plus/Minus 5%
     PMI                                      All Loans ** 80% LTV
     Approximate Subordination                               2.75%  +/-50 bps
     Expected Rating Agencies        Moody's or S & P plus 1 other
     ---------------------------------------------------------------------------

*   denotes less than
**  denotes greater than
*** denotes less than or equals to

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Global Structured Finance

                              BoAMS 2002-10 Group 1
                                  30 Year Fixed
                            Collateral Summary Report


----------------------------       ---------------------------    ------------------------   ------------------------------------
General Pool Characteristics       PMI Providers      Percent     OLTV            Percent    Scheduled Remaining Team    Percent
----------------------------       ---------------------------    ------------------------   ------------------------------------
Pool Size: $500,905,032.57         NONE                 99.24%    *= 20.00           0.83%   235 - 240                     1.40%
Loan Count:  1,053                 GE MTG INS            0.29     20.01 - 25.00      1.05    295 - 300                     0.62
Cut-off Date: 2002-10-01           UG                    0.16     25.01 - 30.00      0.85    355 - 360                    97.98
Avg. Loan Balance: $475,693.29     MGIC                  0.10     30.01 - 35.00      2.83    ------------------------------------
Avg. Orig. Balance: $475,847.43    UG RES INS COMP       0.08     35.01 - 40.00      2.33    Total:                      100.00%
W.A. FICO*: 741                    GE INS COMP           0.07     40.01 - 45.00      2.73    ------------------------------------
W.A. Orig. LTV: 64.87%             PMI MTG INS CO        0.06     45.01 - 50.00      6.08    W.A.:   357.6 months
W.A. Cut-Off LTV: 64.85%           ---------------------------    50.01 - 55.00      6.72    Lowest:   239 months
GSE Conforming:                    Total:              100.00%    55.01 - 60.00      8.81    Highest:  360 months
W.A. Gross Coupon: 6.555%          ---------------------------    60.01 - 65.00     10.91    ------------------------------------
W.A. Net Coupon: 6.305%                                           65.01 - 70.00     13.90
W.A. Servicing Fee: 0.250%         ---------------------------    70.01 - 75.00     10.66    ------------------------------------
W.A. Orig. Term: 358 months        Product Type       Percent     75.01 - 80.00     31.49    Cut-Off Loan Age            Percent
W.A. Rem. Term: 358 months         ---------------------------    80.01 - 85.00      0.14    ------------------------------------
W.A. Age: 0 months                 30 YR FIXED          97.98%    85.01 - 90.00      0.27    = 0                          71.22%
% over 80 COLTV: 0.76%             20 YR FIXED           1.40     90.01 - 95.00      0.41    1 - 6                        28.78
% over 100 COLTV: 0.00%            25 YR FIXED           0.62     ------------------------   ------------------------------------
% with PMI: 0.76%                  ---------------------------    Total:           100.00%   Total:                      100.00%
W.A. MI Coverage: 26.30%           Total:              100.00%    ------------------------   ------------------------------------
W.A. MI Adjusted LTV: 64.67%       ---------------------------    W.A.:     64.87%           W.A.:     0.3 months
% Second Lien: 0.00%                                              Lowest:   15.60%           Lowest:     0 months
% with Prepay Penalty: 0.00%       ---------------------------    Highest:  95.00%           Highest:    4 months
% Balloon: 0.00%                   Loan Purpose       Percent     S.D.:     14.55%           ------------------------------------
Max. Zipcode Conc.: 1.02%          ---------------------------    ------------------------
-------------------------------    R/T REFI             54.90%
* FICO not available for 0         PURCHASE             25.44     ------------------------
loans, or 0.0% of the aggregate    C/O REFI             19.66     Cut-Off LTV      Percent
pool balance.                      ---------------------------    ------------------------
-------------------------------    Total:              100.00%    *= 20.00           0.83%
                                   ---------------------------    20.01 - 25.00      1.05
-------------------------------                                   25.01 - 30.00      0.85
Cutoff Balance         Percent     ---------------------------    30.01 - 35.00      2.83
-------------------------------    Loan Type          Percent     35.01 - 40.00      2.33
  300,001 -   400,000    30.20%    ---------------------------    40.01 - 45.00      2.73
  400,001 -   500,000    29.15     CONVENTIONAL        100.00%    45.01 - 50.00      6.08
  500,000 -   600,000    13.00     ---------------------------    50.01 - 55.00      6.72
  600,001 -   700,000    12,54     Total:              100.00%    55.01 - 60.00      8.81
  700,001 -   800,000     7.13     ---------------------------    60.01 - 65.00     10.91
  800,001 -   900,000     1.90                                    65.01 - 70.00     13.90
  900,001 - 1,000,000     5.61     ---------------------------    70.01 - 75.00     10.66
1,100,001 - 1,200,000     0.23     Property Type      Percent     75.01 - 80.00     31.55
1,200,001 - 1,300,000     0.25     ---------------------------    80.01 - 85.00      0.08
-------------------------------    SFR                  74.69%    85.01 - 90.00      0.27
Total:                  100.00%    PUD Detach           18.98     90.01 - 95.00      0.41
-------------------------------    Condo                 2.69     ------------------------
Average:   475,693.29              Condo Highrise        1.13     Total:           100.00%
Lowest:    303,010.88              2-Family              0.97     ------------------------
Highest: 1,250,000.00              PUD Attach            0.92     W.A.:    64.85%
S.D.:      149,860.40              3-Family              0.34     Lowest:  15.59%
-------------------------------    Townhouse             0.15     Highest: 95.00%
                                   4-Family              0.13     S.D.:    14.54%
-------------------------------    ---------------------------    ------------------------
Lien Position       Percent        Total:              100.00%
-------------------------------    ---------------------------    ------------------------
1                   100.00%                                       Delinquency*     Percent
-------------------------------    ---------------------------    ------------------------
Total:              100.00%        Occupancy Status   Percent     0-29 days        100.00%
-------------------------------    ---------------------------    ------------------------
                                   Primary              94.00%    Total:           100.00%
-------------------------------    Secondary             4.98     ------------------------
Coupon              Percent        Investor              1.02     * OTS method
-------------------------------    ---------------------------    ------------------------
5.501 - 6.000         0.63%        Total:              100.00%
6.001 - 6.500        55.27         ---------------------------    ------------------------
6.501 - 7.000        43.54                                        Prepay Penalty   Percent
7.001 - 7.500         0.48         ---------------------------    Term
7.501 - 8.000         0.08         Documentation      Percent     ------------------------
-------------------------------    ---------------------------    0                100.00%
Total:              100.00%        Rapid                34.21%    ------------------------
-------------------------------    Reduced              33.98     Total            100.00%
W.A.:     6.555                    Standard             29.76     ------------------------
Lowest:   5.750                    All Ready Home        1.90     W.A.:   0.0
Highest:  7.875                    Stated                0.15     Lowest:   0
S.D.:     0.173                    ---------------------------    Highest:  0
-------------------------------    Total:              100.00%    S.D.:   0.0
                                   ---------------------------    ------------------------
-------------------------------
Credit Score*       Percent        ---------------------------    ------------------------
-------------------------------    State              Percent     Buydown          Percent
801 - 850             2.83%        ---------------------------    Agreement
751 - 800            47.61         California           49.67%    ------------------------
701 - 750            28.97         Maryland              6.25     N                100.00%
651 - 700            17.51         Florida               5.84     ------------------------
601 - 650             3.09         Illinois              5.34     Total:           100.00%
-------------------------------    Virginia              5.13     ------------------------
Total:              100.00%        Other                27.78
-------------------------------    ---------------------------    ------------------------
W.A.:    741                       Total:              100.00%    Original Term    Percent
Lowest:  617                       ---------------------------    ------------------------
Highest: 811                                                      240                1.40%
S.D.:     43                       ---------------------------    300                0.62
-------------------------------    Zip Code           Percent     360               97.98
                                   ---------------------------    ------------------------
                                   90266                 1.02%    Total:           100.00%
                                   20854                 0.89     ------------------------
                                   94010                 0.86     W.A.:  358.0 months
                                   20815                 0.82     Lowest:  240 months
                                   92660                 0.77     Highest: 360 months
                                   Other                95.65     ------------------------
                                   ---------------------------
                                   Total:              100.00%
                                   ---------------------------

* denotes less than

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Banc of America Securities LLC                                       Page 1 of 1

                            Global Structured Finance

                              BoAMS 2002-10 Group 1
                                    30yr Pool

--------------------------------------------------------------------------------

1. Original Balance

      --------------------------------------------------------------------------------------------------------------------
                             Number   Aggregate       Percent     Average                           W.A.     W.A.
                               of      Current       of Loans    Original    W.A.   W.A.   W.A.   Original Remaining W.A.
                            Mortgage  Principal     by Principal Principal  Gross   FICO Original Term to   Term to  Loan
      Original Balance       Loans     Balance        Balance     Balance   Coupon Score   LTV    Maturity Maturity  Age
      -------------------------------------------------------------------------------------------------------------------
      250,001 - 350,000         177  $ 58,564,867       11.69%  $  330,992   6.56%  730   66.68%     358       357    0
      -------------------------------------------------------------------------------------------------------------------
      350,001 - 450,000         414   164,180,203       32.78      396,690  6.569   742   66.98      357       357    0
      -------------------------------------------------------------------------------------------------------------------
      450,001 - 550,000         222   109,176,484        21.8      491,921  6.538   746   66.18      358       358    0
      -------------------------------------------------------------------------------------------------------------------
      550,001 - 650,000         118    71,543,968       14.28      606,568  6.548   740   65.46      360       360    0
      -------------------------------------------------------------------------------------------------------------------
      650,001 - 750,000          70    49,597,197         9.9      708,767  6.533   733   61.14      358       358    0
      -------------------------------------------------------------------------------------------------------------------
      750,001 - 850,000          13    10,291,519        2.05      791,923  6.568   731   62.14      360       360    0
      -------------------------------------------------------------------------------------------------------------------
      850,001 - 950,000          16    14,451,089        2.88      903,563  6.602   748   61.05      352       352    0
      -------------------------------------------------------------------------------------------------------------------
      950,001 - 1,050,000        21    20,718,587        4.14      986,764  6.548   750    48.5      360       360    0
      -------------------------------------------------------------------------------------------------------------------
      1,050,001 - 1,150,000       1     1,131,119        0.23    1,132,994      7   692   56.65      360       358    2
      -------------------------------------------------------------------------------------------------------------------
      1,150,001 - 1,250,000       1     1,250,000        0.25    1,250,000    6.5   764      50      360       360    0
      -------------------------------------------------------------------------------------------------------------------
      Total:                  1,053  $500,905,033      100.00%  $  475,847   6.56%  741   64.87%     358       358    0
      -------------------------------------------------------------------------------------------------------------------

Average: $  475,847.43
Lowest:  $  303,500.00
Highest: $1,250,000.00
S.D.:    $  149,915.14

--------------------------------------------------------------------------------

2. Gross Coupon

      ----------------------------------------------------------------------------------------------------------
                      Number    Aggregate     Percent     Average                          W.A.     W.A.
                        of       Current     of Loans    Original   W.A.   W.A.   W.A.   Original Remaining W.A.
                     Mortgage   Principal   by Principal Principal Gross   FICO Original Term to   Term to  Loan
      Gross Coupon    Loans      Balance      Balance     Balance  Coupon Score   LTV    Maturity Maturity  Age
      ----------------------------------------------------------------------------------------------------------
      5.501 - 6.000        7   $  3,157,004      0.63%   $ 451,143   5.95%  725   67.52%     360       360    0
      ----------------------------------------------------------------------------------------------------------
      6.001 - 6.500      578    276,849,583     55.27      479,112  6.446   745   65.05      358       357    0
      ----------------------------------------------------------------------------------------------------------
      6.501 - 7.000      461    218,070,027     43.54      473,215  6.694   736   64.46      358       358    0
      ----------------------------------------------------------------------------------------------------------
      7.001 - 7.500        6      2,408,418      0.48      401,799  7.144   702   75.99      360       359    1
      ----------------------------------------------------------------------------------------------------------
      7.501 - 8.000        1        420,000      0.08      420,000  7.875   751      80      360       360    0
      ----------------------------------------------------------------------------------------------------------
      Total:           1,053   $500,905,033    100.00%   $ 475,847   6.56%  741   64.87%     358       358    0
      ----------------------------------------------------------------------------------------------------------

W.A.:    6.555%
Lowest:  5.750%
Highest: 7.875%
S.D.:    0.173%


--------------------------------------------------------------------------------

3. Credit Score

      -------------------------------------------------------------------------------------------------------
                    Number   Aggregate     Percent     Average                          W.A.     W.A.
                      of      Current     of Loans    Original   W.A.   W.A.   W.A.   Original Remaining W.A.
                   Mortgage  Principal   by Principal Principal Gross   FICO Original Term to   Term to  Loan
      Credit Score  Loans     Balance      Balance     Balance  Coupon Score   LTV    Maturity Maturity  Age
      -------------------------------------------------------------------------------------------------------
      800 - 824         39  $ 17,632,148      3.52%   $452,229    6.53%  804   59.00%     360       360    0
      -------------------------------------------------------------------------------------------------------
      775 - 799        240   116,741,120     23.31     486,567   6.533   785    62.1      357       357    0
      -------------------------------------------------------------------------------------------------------
      750 - 774        249   120,935,941     24.14     485,842   6.544   762   64.41      358       358    0
      -------------------------------------------------------------------------------------------------------
      725 - 749        170    79,427,869     15.86     467,359   6.564   738    68.3      357       357    0
      -------------------------------------------------------------------------------------------------------
      700 - 724        138    64,099,641      12.8     464,667   6.555   713   65.82      359       359    0
      -------------------------------------------------------------------------------------------------------
      675 - 699        120    56,331,131     11.25     469,598   6.569   688   65.96      359       358    0
      -------------------------------------------------------------------------------------------------------
      650 - 674         66    30,253,254      6.04     458,583   6.659   662   68.72      358       358    0
      -------------------------------------------------------------------------------------------------------
      625 - 649         30    15,084,088      3.01     502,887   6.552   638   63.08      355       355    0
      -------------------------------------------------------------------------------------------------------
      600 - 624          1       399,839      0.08     399,839    6.75   617   65.55      360       360    0
      -------------------------------------------------------------------------------------------------------
      Total:         1,053  $500,905,033    100.00%   $475,847    6.56%  741   64.87%     358       358    0
      -------------------------------------------------------------------------------------------------------

W.A.:    741
Lowest:  617
Highest: 811
S.D.:     43

--------------------------------------------------------------------------------

4. Index

      -----------------------------------------------------------------------------------------------------
                  Number   Aggregate     Percent     Average                          W.A.     W.A.
                    of      Current     of Loans    Original   W.A.   W.A.   W.A.   Original Remaining W.A.
                 Mortgage  Principal   by Principal Principal Gross   FICO Original Term to   Term to  Loan
      Index       Loans     Balance      Balance     Balance  Coupon Score   LTV    Maturity Maturity  Age
      -----------------------------------------------------------------------------------------------------
      FIX          1,053  $500,905,033   100.00%    $475,847   6.56%   741  64.87%      358       358    0
      -----------------------------------------------------------------------------------------------------
      Total:       1,053  $500,905,033   100.00%    $475,847   6.56%   741  64.87%      358       358    0
      -----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

5. Loan Purpose

      ----------------------------------------------------------------------------------------------------------
                      Number   Aggregate     Percent     Average                           W.A.     W.A.
                        of      Current     of Loans    Original   W.A.   W.A.    W.A.   Original Remaining W.A.
                     Mortgage  Principal   by Principal Principal Gross   FICO  Original Term to   Term to  Loan
      Loan Purpose    Loans     Balance      Balance     Balance  Coupon Score    LTV    Maturity Maturity  Age
      ----------------------------------------------------------------------------------------------------------
      R/T REFI           563  $274,990,626     54.90%   $488,591    6.57%  741    61.51%     357       356    0
      ----------------------------------------------------------------------------------------------------------
      PURCHASE           276   127,453,614     25.44     461,958   6.533   742    75.98      360       360    0
      ----------------------------------------------------------------------------------------------------------
      C/O REFI           214    98,460,792     19.66     460,235    6.56   738    59.89      359       358    0
      ----------------------------------------------------------------------------------------------------------
      Total:           1,053  $500,905,033    100.00%   $475,847    6.56%  741    64.87%     358       358    0
      ----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

      ------------------------------------------------------------------------------------------------------------
                        Number   Aggregate     Percent     Average                           W.A.     W.A.
                          of      Current     of Loans    Original   W.A.    W.A.   W.A.   Original Remaining W.A.
                       Mortgage  Principal   by Principal Principal Gross    FICO Original Term to   Term to  Loan
      Property Type     Loans     Balance      Balance     Balance  Coupon  Score   LTV    Maturity Maturity  Age
      ------------------------------------------------------------------------------------------------------------
      SFR                  778  $374,140,809     74.69%   $481,055    6.56%   742   63.96%     358       357    0
      ------------------------------------------------------------------------------------------------------------
      PUD Detach           207    95,059,976     18.98     459,384   6.539    735   67.78      358       358    0
      ------------------------------------------------------------------------------------------------------------
      Condo                 30    13,461,145      2.69     448,834   6.579    740   61.87      360       360    0
      ------------------------------------------------------------------------------------------------------------
      Condo Highrise        10     5,658,245      1.13     565,950   6.614    741   66.79      360       360    0
      ------------------------------------------------------------------------------------------------------------
      2-Family              10     4,859,829      0.97     486,220   6.713    753    66.2      360       359    1
      ------------------------------------------------------------------------------------------------------------
      PUD Attach            12     4,630,473      0.92     386,026   6.497    739   78.52      360       360    0
      ------------------------------------------------------------------------------------------------------------
      3-Family               3     1,709,426      0.34     570,000   6.491    696   73.05      360       360    0
      ------------------------------------------------------------------------------------------------------------
      Townhouse              2       735,131      0.15     367,743   6.675    722   70.44      360       359    1
      ------------------------------------------------------------------------------------------------------------
      4-Family               1       650,000      0.13     650,000   6.875    783   76.47      360       360    0
      ------------------------------------------------------------------------------------------------------------
      Total:             1,053  $500,905,033    100.00%   $475,847    6.56%   741   64.87%     358       358    0
      ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

      -------------------------------------------------------------------------------------------------------------
                         Number   Aggregate     Percent     Average                           W.A.     W.A.
                           of      Current     of Loans    Original   W.A.    W.A.   W.A.   Original Remaining W.A.
                        Mortgage  Principal   by Principal Principal Gross    FICO Original Term to   Term to  Loan
      Occupancy Status   Loans     Balance      Balance     Balance  Coupon  Score   LTV    Maturity Maturity  Age
      -------------------------------------------------------------------------------------------------------------
      Primary               992  $470,869,475     94.00%   $474,825    6.55%   740   64.79%     358       358    0
      -------------------------------------------------------------------------------------------------------------
      Secondary              48    24,949,787      4.98     519,850   6.584    742   66.43      359       359    0
      -------------------------------------------------------------------------------------------------------------
      Investor               13     5,085,770      1.02     391,400   6.793    758   64.76      360       359    1
      -------------------------------------------------------------------------------------------------------------
      Total:              1,053  $500,905,033    100.00%   $475,847    6.56%   741   64.87%     358       358    0
      -------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

      -----------------------------------------------------------------------------------------------------------------------
                                  Number   Aggregate     Percent     Average                            W.A.     W.A.
                                    of      Current     of Loans    Original   W.A.    W.A.    W.A.   Original Remaining W.A.
                                 Mortgage  Principal   by Principal Principal Gross    FICO  Original Term to   Term to  Loan
      Geographic Distribution     Loans     Balance      Balance     Balance  Coupon  Score    LTV    Maturity Maturity  Age
      -----------------------------------------------------------------------------------------------------------------------
      California                     526  $248,785,169     49.67%   $473,128    6.56%   742    63.16%     359       359    0
      -----------------------------------------------------------------------------------------------------------------------
      Maryland                        70    31,287,502      6.25     447,033   6.526    741    66.17      358       358    0
      -----------------------------------------------------------------------------------------------------------------------
      Florida                         64    29,238,548      5.84     457,038   6.608    737    65.73      360       360    0
      -----------------------------------------------------------------------------------------------------------------------
      Illinois                        50    26,746,808      5.34     535,125   6.513    740    63.54      357       357    0
      -----------------------------------------------------------------------------------------------------------------------
      Virginia                        59    25,698,807      5.13     435,700   6.533    739    68.84      358       358    0
      -----------------------------------------------------------------------------------------------------------------------
      Texas                           27    12,825,824      2.56     475,350   6.577    726    68.54      360       359    1
      -----------------------------------------------------------------------------------------------------------------------
      Massachusetts                   27    12,352,266      2.47     457,619   6.568    741    67.17      356       356    0
      -----------------------------------------------------------------------------------------------------------------------
      North Carolina                  25    11,748,732      2.35     469,984   6.543    739    68.67      355       355    0
      -----------------------------------------------------------------------------------------------------------------------
      South Carolina                  23    11,659,998      2.33     507,021   6.525    746    65.21      345       344    0
      -----------------------------------------------------------------------------------------------------------------------
      Georgia                         21    11,412,803      2.28     543,503   6.492    733     61.9      356       356    0
      -----------------------------------------------------------------------------------------------------------------------
      Colorado                        20    10,270,394      2.05     513,725    6.51    744    70.73      360       360    0
      -----------------------------------------------------------------------------------------------------------------------
      District of Columbia            20     8,888,733      1.77     444,513   6.556    734    63.89      347       347    0
      -----------------------------------------------------------------------------------------------------------------------
      Washington                      14     6,801,600      1.36     485,852   6.598    757    59.86      360       360    0
      -----------------------------------------------------------------------------------------------------------------------
      Arizona                         13     6,566,449      1.31     505,957   6.476    724    71.63      360       360    0
      -----------------------------------------------------------------------------------------------------------------------
      Minnesota                       11     5,650,407      1.13     514,050     6.5    762    66.99      360       360    0
      -----------------------------------------------------------------------------------------------------------------------
      Missouri                        11     5,519,556       1.1     501,997   6.643    733    69.93      346       345    1
      -----------------------------------------------------------------------------------------------------------------------
      New York                         9     4,267,453      0.85     474,222   6.595    761    61.69      360       360    0
      -----------------------------------------------------------------------------------------------------------------------
      Connecticut                      8     4,054,490      0.81     506,888   6.598    732    65.65      360       360    0
      -----------------------------------------------------------------------------------------------------------------------
      Pennsylvania                     6     3,217,067      0.64     536,267   6.506    725     74.4      360       360    0
      -----------------------------------------------------------------------------------------------------------------------
      Hawaii                           4     2,753,478      0.55     688,500   6.458    752     57.9      360       360    0
      -----------------------------------------------------------------------------------------------------------------------
      Other                           45    21,158,949      4.22     470,369   6.578    732    69.68      357       357    0
      -----------------------------------------------------------------------------------------------------------------------
      Total:                       1,053  $500,905,033    100.00%   $475,847    6.56%   741    64.87%     358       358    0
      -----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

      ---------------------------------------------------------------------------------------------------------------------
                             Number      Aggregate     Percent     Average                           W.A.     W.A.
                               of         Current     of Loans    Original   W.A.    W.A.   W.A.   Original Remaining W.A.
                            Mortgage     Principal   by Principal Principal Gross    FICO Original Term to   Term to  Loan
      County Distribution    Loans        Balance      Balance     Balance  Coupon  Score   LTV    Maturity Maturity  Age
      ---------------------------------------------------------------------------------------------------------------------
      UNKNOWN                  123     $ 59,701,388     11.92%    $485,380    6.53%   739   66.29%    353      353     0
      ---------------------------------------------------------------------------------------------------------------------
      LOS ANGELES              105       52,050,881     10.39      495,910   6.538    739   64.45     358      357     0
      ---------------------------------------------------------------------------------------------------------------------
      ORANGE                    70       31,484,154      6.29      449,913   6.565    745   63.29     359      358     0
      ---------------------------------------------------------------------------------------------------------------------
      SANTA CLARA               58       27,730,366      5.54      478,266   6.607    742   60.12     360      360     0
      ---------------------------------------------------------------------------------------------------------------------
      SAN MATEO                 40       19,453,095      3.88      486,560   6.551    759   60.96     360      360     0
      ---------------------------------------------------------------------------------------------------------------------
      SAN DIEGO                 36       17,349,260      3.46      482,039   6.562    729   65.83     360      360     0
      ---------------------------------------------------------------------------------------------------------------------
      ALAMEDA                   38       16,289,821      3.25      428,794   6.535    753   66.78     360      360     0
      ---------------------------------------------------------------------------------------------------------------------
      MONTGOMERY                35       15,283,666      3.05      436,782   6.546    737   63.33     359      358     0
      ---------------------------------------------------------------------------------------------------------------------
      COOK                      29       14,911,840      2.98      514,392   6.526    735   64.48     355      355     0
      ---------------------------------------------------------------------------------------------------------------------
      CONTRA COSTA              30       14,294,794      2.85      476,636   6.595    740   60.65     360      360     0
      ---------------------------------------------------------------------------------------------------------------------
      Other                    489      232,355,767     46.39      475,353   6.559    740    65.9     359      358     0
      ---------------------------------------------------------------------------------------------------------------------
      Total:                 1,053     $500,905,033    100.00%    $475,847    6.56%   741   64.87%    358      358     0
      ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

      -------------------------------------------------------------------------------------------------------------
                        Number   Aggregate     Percent     Average                            W.A.     W.A.
                          of      Current     of Loans    Original   W.A.    W.A.    W.A.   Original Remaining W.A.
                       Mortgage  Principal   by Principal Principal Gross    FICO  Original Term to   Term to  Loan
      Original LTV      Loans     Balance      Balance     Balance  Coupon  Score    LTV    Maturity Maturity  Age
      -------------------------------------------------------------------------------------------------------------
      15.01 - 20.00          7  $  4,148,424     0.83%   $592,836    6.59%   748    18.32%     360       360    0
      -------------------------------------------------------------------------------------------------------------
      20.01 - 25.00          8     5,243,801     1.05     655,765   6.649    725    22.91      360       359    1
      -------------------------------------------------------------------------------------------------------------
      25.01 - 30.00          7     4,234,329     0.85     605,215   6.615    741    26.97      360       359    1
      -------------------------------------------------------------------------------------------------------------
      30.01 - 35.00         26    14,163,084     2.83     544,997   6.491    766    32.93      360       360    0
      -------------------------------------------------------------------------------------------------------------
      35.01 - 40.00         25    11,651,402     2.33     466,180   6.504    749    37.73      360       360    0
      -------------------------------------------------------------------------------------------------------------
      40.01 - 45.00         30    13,694,235     2.73     456,557   6.565    746    42.48      360       360    0
      -------------------------------------------------------------------------------------------------------------
      45.01 - 50.00         58    30,445,096     6.08     525,080   6.568    753    47.85      357       356    0
      -------------------------------------------------------------------------------------------------------------
      50.01 - 55.00         67    33,682,678     6.72     502,788   6.567    745     52.5      357       357    0
      -------------------------------------------------------------------------------------------------------------
      55.01 - 60.00         88    44,126,074     8.81     501,652   6.553    747    57.62      358       358    0
      -------------------------------------------------------------------------------------------------------------
      60.01 - 65.00        116    54,654,937    10.91     471,299   6.541    738    62.82      355       354    0
      -------------------------------------------------------------------------------------------------------------
      65.01 - 70.00        142    69,650,593     13.9     490,645   6.536    738    67.82      359       359    0
      -------------------------------------------------------------------------------------------------------------
      70.01 - 75.00        117    53,372,690    10.66     456,306    6.58    735    73.45      357       357    0
      -------------------------------------------------------------------------------------------------------------
      75.01 - 80.00        351   157,738,487    31.49     449,556   6.556    737    79.12      359       358    0
      -------------------------------------------------------------------------------------------------------------
      80.01 - 85.00          2       711,311     0.14     356,146   6.766    724    82.87      360       358    2
      -------------------------------------------------------------------------------------------------------------
      85.01 - 90.00          3     1,341,235     0.27     447,220     6.5    749     89.6      360       360    0
      -------------------------------------------------------------------------------------------------------------
      90.01 - 95.00          6     2,046,656     0.41     341,438   6.811    729    94.62      360       359    1
      -------------------------------------------------------------------------------------------------------------
      Total:             1,053  $500,905,033   100.00%   $475,847    6.56%   741    64.87%     358       358    0
      -------------------------------------------------------------------------------------------------------------

W.A.:    64.87%
Lowest:  15.60%
Highest: 95.00%
S.D.:    14.55%

--------------------------------------------------------------------------------

11. Original Term

      -----------------------------------------------------------------------------------------------------------
                       Number   Aggregate     Percent     Average                          W.A.     W.A.
                         of      Current     of Loans    Original   W.A.   W.A.   W.A.   Original Remaining W.A.
                      Mortgage  Principal   by Principal Principal Gross   FICO Original Term to   Term to  Loan
      Original Term    Loans     Balance      Balance     Balance  Coupon Score   LTV    Maturity Maturity  Age
      -----------------------------------------------------------------------------------------------------------
      240                  15  $  7,001,335      1.40%   $467,070    6.51% 740   65.66%     240      240     0
      -----------------------------------------------------------------------------------------------------------
      300                   8     3,100,250      0.62     387,646   6.591  758   60.94      300      300     0
      -----------------------------------------------------------------------------------------------------------
      360               1,030   490,803,448     97.98     476,660   6.556  740   64.89      360      360     0
      -----------------------------------------------------------------------------------------------------------
      Total:            1,053  $500,905,033    100.00%   $475,847    6.56% 741   64.87%     358      358     0
      -----------------------------------------------------------------------------------------------------------

W.A.: 358.0 months
Lowest: 240 months
Highest: 360 months
S.D.: 15.1 months


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                       Banc of America Securities [LOGO]

                    Bank of America Mortgage Securities, Inc.
                              BOAMS 2002-10 GROUP 2
                        15 Year Jumbo Fixed Rate Product
                             Collateral Description

    -------------------------------------------------------------------------
     Product                                Jumbo 15 Year Fixed
     Amount                                         150,000,000 +/-5%
     Settle                                    October 30, 2002
     Gross WAC                                           6.140% +/-15bps
     WAC Range                                 Range * =150 bps
     Servicing Fee                                       25 bps
     WAM                                                    177 +/-2 mos
     Weighted Average LTV                              *=65.00%
     LTV**80% and *90.01%                                *5.00%
     LTV**90%                                            *2.00%
     Maximum Loan Amount                            $ 1,250,000
     Average Loan Balance                           $   510,000 +/- $ 20,000

     Occupancy                             **90% Owner Occupied
                                                  **90% Primary
                                                 *10% Secondary
                                                   *2% Investor

     Delinquency                                    All Current
     Property Type                             **90% SF and PUD
     Documentation Type                    **95% Full / Reduced
     Loan Purpose                                *=22% cash-out
     State Concentration                               *=50% CA
     Zip Code Concentration               No Greater than 2.00%
     Delivery Variance                            Plus/Minus 5%
     PMI                                   All Loans ** 80% LTV
     Approximate Subordination                            1.25% +/-50 bps
     Expected Rating Agencies     Moody's or S & P plus 1 other
    -------------------------------------------------------------------------

*  denotes less than
** denotes greater than

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Global Structured Finance

                              BoAMS 2002-10 Group 2
                                  15 Year Fixed
                            Collateral Summary Report

-------------------------------  ---------------------------     ----------------------------    -----------------------------------
General Pool Characteristics      PMI Providers     Percent       OLTV               Percent      Scheduled Remaining Term   Percent
-------------------------------  ---------------------------     ----------------------------    -----------------------------------
Pool Size: $150,685,886.53        NONE                99.45%      *= 20.00              2.08%     115 - 120                    4.51%
Loan Count: 293                   UNITED GUARANTY      0.32       20.01 - 25.00         1.94      121 - 168                    1.71
Cut-off Date: 2002-10-01          GE MTG INS           0.23       25.01 - 30.00         1.38      175 - 180                   93.78
Avg. Loan Balance:  $514,286.30  ---------------------------      30.01 - 35.00         5.67     -----------------------------------
Avg. Orig. Balance: $514,968.25   Total:             100.00%      35.01 - 40.00         7.85      Total:                     100.00%
W.A. FICO*: 744                  ---------------------------      40.01 - 45.00         5.01     -----------------------------------
W.A. Orig. LTV: 57.04%                                            45.01 - 50.00         9.02      W.A.:  176.3 months
W.A. Cut-Off LTV: 56.97%         ---------------------------      50.01 - 55.00        11.00      Lowest:  119 months
GSE Conforming:                   Product Type      Percent       55.01 - 60.00         9.21      Highest: 180 months
W.A. Gross Coupon: 6.147%        ---------------------------      60.01 - 65.00         9.97     -----------------------------------
W.A. Net Coupon:  5.897%          15 YR FIXED         93.78%      65.01 - 70.00        12.77
W.A. Servicing Fee: 0.250%        10 YR FIXED          4.51       70.01 - 75.00         7.91     -----------------------------------
W.A. Orig. Term: 177 months       12 YR FIXED          1.00       75.01 - 80.00        15.65      Cut-Off Loan Age           Percent
W.A. Rem. Term:  176 months       11 YR FIXED          0.45       80.01 - 85.00         0.55     -----------------------------------
W.A. Age: 0 months                13 YR FIXED          0.26      ----------------------------     = 0                         66.91%
% over 80 COLTV: 0.55%           ---------------------------      Total:              100.00%     1 - 6                       33.09
% over 100 COLTV: 0.00%           Total:             100.00%     ----------------------------    -----------------------------------
% with PMI: 0.55%                ---------------------------      W.A.:    57.04%                 Total:                     100.00%
W.A. MI Coverage: 6.00%                                           Lowest:  13.33%                -----------------------------------
% Second Lien:  0.00%            ---------------------------      Highest: 85.00%                 W.A.:  0.3 months
% with Prepay Penalty: 0.00%      Loan Purpose      Percent       S.D.:    16.31%                 Lowest:  0 months
% Balloon: 0.00%                 ---------------------------     ----------------------------     Highest: 2 months
Max. Zipcode Conc.: 1.79%         R/T REFI            71.63%                                     -----------------------------------
-------------------------------   C/O REFI            20.35      ----------------------------
* FICO not available for 0        PURCHASE             8.02      Cut-Off LTV         Percent
loans, or 0.0% of the aggregate  ---------------------------     ----------------------------
pool balance.                     Total:             100.00%      *= 20.00              2.08%
-------------------------------  ---------------------------      20.01 - 25.00         1.94
                                                                  25.01 - 30.00         1.38
-------------------------------  ---------------------------      30.01 - 35.00         5.67
Cutoff Balance         Percent    Loan Type         Percent       35.01 - 40.00         7.85
-------------------------------  ---------------------------      40.01 - 45.00         5.54
300,001 - 400,000       23.38%    CONVENTIONAL      100.00%       45.01 - 50.00         8.49
400,001 - 500,000       25.68    ----------------------------     50.01 - 55.00        11.00
500,001 - 600,000       13.91     Total:            100.00%       55.01 - 60.00         9.21
600,001 - 700,000       13.06    ---------------------------      60.01 - 65.00        10.88
700,001 - 800,000        8.46                                     65.01 - 70.00        12.21
800,001 - 900,000        4.50    ---------------------------      70.01 - 75.00         7.56
900,001 - 1,000,000     10.29     Property Type     Percent       75.01 - 80.00        15.65
1,000,001 - 1,100,000    0.73    ---------------------------      80.01 - 85.00         0.55
-------------------------------   SFR                 71.41%     ----------------------------
Total:                 100.00%    PUD Detach          24.26       Total:              100.00%
-------------------------------   Condo                2.75      ----------------------------
Average:   514,286.30             PUD Attach           0.77       W.A.:    56.97%
Lowest:    302,976.76             Condo Highrise       0.53       Lowest:  13.29%
Highest: 1,092,575.73             2-Family             0.28       Highest: 84.71%
S.D.:      174,854.34            ---------------------------      S.D.:    16.28%
-------------------------------   Total:             100.00%     ----------------------------
                                 ---------------------------
-------------------------------                                  ----------------------------
Lien Position          Percent   ---------------------------      Delinquency*       Percent
-------------------------------   Occupancy Status  Percent      ----------------------------
1                      100.00%   ---------------------------      0-29 days           100.00%
-------------------------------   Primary             95.32%     ----------------------------
Total:                 100.00%    Secondary            4.45       Total:              100.00%
-------------------------------   Investor             0.24      ----------------------------
                                 ---------------------------      * OTS method
-------------------------------   Total:             100.00%     ----------------------------
Coupon                 Percent   ---------------------------
-------------------------------                                  ----------------------------
5.501 - 6.000           21.88%   -----------------------------   Prepay Penalty Term  Percent
6.001 - 6.500           78.12     Documentation      Percent     ----------------------------
-------------------------------  -----------------------------    0                   100.00%
Total:                 100.00%    Rapid               44.39%     ----------------------------
-------------------------------   Reduced             29.62       Total:              100.00%
W.A.: 6.147                       Standard            21.33      ----------------------------
Lowest: 5.750                     All Ready Home       4.66       W.A.:      0.0
Highest: 6.500                   ---------------------------      Lowest:      0
S.D.: 0.121                       Total:             100.00%      Highest:     0
-------------------------------  ---------------------------      S.D.:      0.0
                                                                 ----------------------------
-------------------------------  ---------------------------
Credit Score*          Percent    State             Percent      ----------------------------
-------------------------------  ---------------------------      Buydown Agreement   Percent
801 - 850                2.89%    California          49.45%     ----------------------------
751 - 800               49.61     Maryland             5.91       N                   100.00%
701 - 750               30.81     Virginia             5.59      ----------------------------
651 - 700               14.70     Florida              5.17       Total:              100.00%
601 - 650                1.99     Colorado             5.12      ----------------------------
-------------------------------   Other               28.77
Total:                 100.00%   ---------------------------     ----------------------------
-------------------------------   Total:             100.00%      Original Term      Percent
W.A.: 744                        ---------------------------     ----------------------------
Lowest: 626                                                       120                   4.51%
Highest: 819                     ---------------------------      132                   0.45
S.D.: 40                          Zip Code           Percent      144                   1.00
-------------------------------  ---------------------------      156                   0.26
                                  90402                1.79%      180                  93.78
                                  92648                1.44      ----------------------------
                                  90210                1.42       Total:              100.00%
                                  21093                1.18      ----------------------------
                                  94010                1.08       W.A.:  176.7 months
                                  Other               93.09       Lowest:  120 months
                                 ---------------------------      Highest: 180 months
                                  Total:             100.00%     ----------------------------
                                 ---------------------------

* DENOTES LESS THAN


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 1

                           Global Structured Finance

                             BoAMS 2002-10-Group 2
                                   15yr Pool

--------------------------------------------------------------------------------

1. Original Balance

      ------------------------------------------------------------------------------------------------------------------------------
                               Number     Aggregate      Percent       Average                             W.A.       W.A.
                                 of        Current      of Loans      Original    W.A.   W.A.     W.A.   Original   Remaining   W.A.
                              Mortgage    Principal   by Principal   Principal   Gross  FICO   Original   Term to    Term to   Loan
      Original Balance         Loans       Balance       Balance       Balance   Coupon Score     LTV    Maturity   Maturity    Age
      ------------------------------------------------------------------------------------------------------------------------------
        250,001 -   350,000       34    $ 11,329,487      7.52%     $  333,553    6.17%  753     57.93%     175         174      0
      ------------------------------------------------------------------------------------------------------------------------------
        350,001 -   450,000      111      44,398,539     29.46         400,353   6.141   743     55.63      175         175      0
      ------------------------------------------------------------------------------------------------------------------------------
        450,001 -   550,000       55      27,106,739     17.99         493,695   6.159   751     59.02      176         175      0
      ------------------------------------------------------------------------------------------------------------------------------
        550,001 -   650,000       38      22,890,499     15.19         603,317   6.124   746     62.15      180         180      0
      ------------------------------------------------------------------------------------------------------------------------------
        650,001 -   750,000       23      16,186,695     10.74         704,850   6.123   729     58.85      178         178      0
      ------------------------------------------------------------------------------------------------------------------------------
        750,001 -   850,000       11       8,679,307      5.76         790,016   6.161   741     55.62      177         176      0
      ------------------------------------------------------------------------------------------------------------------------------
        850,001 -   950,000        9       8,122,526      5.39         903,520   6.208   745      53.2      180         180      0
      ------------------------------------------------------------------------------------------------------------------------------
        950,001 - 1,050,000       11      10,879,519      7.22         990,281   6.137   743      48.5      175         174      0
      ------------------------------------------------------------------------------------------------------------------------------
      1,050,001 - 1,150,000        1       1,092,576      0.73       1,100,000    6.25   705     47.83      180         178      2
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     293    $150,685,887    100.00%     $  514,968    6.15%  744     57.04%     177         176      0
      ------------------------------------------------------------------------------------------------------------------------------

Average: $  514,968.25
Lowest:  $  304,000.00
Highest: $1,100,000.00
S.D.:    $  175,212.88

--------------------------------------------------------------------------------

2. Gross Coupon

      -----------------------------------------------------------------------------------------------------------
                       Number   Aggregate     Percent     Average                           W.A.     W.A.
                         of      Current     of Loans     Original   W.A.   W.A.   W.A.   Original Remaining W.A.
                      Mortgage  Principal   by Principal Principal   Gross  FICO Original Term to   Term to  Loan
      Gross Coupon     Loans     Balance      Balance     Balance   Coupon Score   LTV    Maturity Maturity  Age
      -----------------------------------------------------------------------------------------------------------
      5.501 - 6.000        61  $ 32,975,029     21.88%    $540,876    5.96%  744  59.66%      178       178    0
      -----------------------------------------------------------------------------------------------------------
      6.001 - 6.500       232   117,710,858     78.12      508,156   6.198   744  56.31       176       176    0
      -----------------------------------------------------------------------------------------------------------
      Total:              293  $150,685,887    100.00%    $514,968    6.15%  744  57.04%      177       176    0
      -----------------------------------------------------------------------------------------------------------

W.A.:    6.147%
Lowest:  5.750%
Highest: 6.500%
S.D.:    0.121%

--------------------------------------------------------------------------------

3. Credit Score

      ------------------------------------------------------------------------------------------------------------
                       Number   Aggregate     Percent     Average                            W.A.     W.A.
                         of      Current     of Loans     Original   W.A.   W.A.   W.A.    Original Remaining W.A.
                      Mortgage  Principal   by Principal Principal   Gross  FICO Original  Term to   Term to  Loan
      Credit Score     Loans     Balance      Balance     Balance   Coupon Score   LTV     Maturity Maturity  Age
      ------------------------------------------------------------------------------------------------------------
      800 - 824            11  $  5,073,812      3.37%     $461,778   6.14%  808   56.03%      180       180    0
      ------------------------------------------------------------------------------------------------------------
      775 - 799            64    32,096,087      21.3       502,105  6.157   786    52.4       175       174    0
      ------------------------------------------------------------------------------------------------------------
      750 - 774            80    41,934,949     27.83       524,913  6.133   763   57.35       177       177    0
      ------------------------------------------------------------------------------------------------------------
      725 - 749            55    27,622,589     18.33       502,734  6.134   737   57.18       174       174    0
      ------------------------------------------------------------------------------------------------------------
      700 - 724            38    19,705,073     13.08       519,638  6.134   712   62.96       178       178    0
      ------------------------------------------------------------------------------------------------------------
      675 - 699            23    13,206,878      8.76       574,803  6.184   690   57.56       178       177    0
      ------------------------------------------------------------------------------------------------------------
      650 - 674            19     9,390,200      6.23       494,886   6.17   662   59.46       180       180    0
      ------------------------------------------------------------------------------------------------------------
      625 - 649             3     1,656,299       1.1       552,817   6.25   634   52.03       180       180    0
      ------------------------------------------------------------------------------------------------------------
      Total:              293  $150,685,887    100.00%     $514,968   6.15%  744   57.04%      177       176    0
      ------------------------------------------------------------------------------------------------------------

W.A.:    744
Lowest:  626
Highest: 819
S.D.:     40

--------------------------------------------------------------------------------

4. Index

      -----------------------------------------------------------------------------------------------------
                 Number   Aggregate     Percent     Average                           W.A.     W.A.
                   of      Current     of Loans     Original   W.A.   W.A.   W.A.   Original Remaining W.A.
                Mortgage  Principal   by Principal Principal  Gross   FICO Original  Term to  Term to  Loan
      Index      Loans     Balance      Balance     Balance   Coupon  Score   LTV   Maturity  Maturity Age
      -----------------------------------------------------------------------------------------------------
      FIX           293  $150,685,887   100.00%      $514,968  6.15%   744  57.04%      177       176    0
      -----------------------------------------------------------------------------------------------------
      Total:        293  $150,685,887   100.00%      $514,968  6.15%   744  57.04%      177       176    0
      -----------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

5. Loan Purpose

      ----------------------------------------------------------------------------------------------------------
                      Number   Aggregate     Percent     Average                           W.A.     W.A.
                        of      Current     of Loans     Original   W.A.   W.A.   W.A.   Original Remaining W.A.
                     Mortgage  Principal   by Principal Principal   Gross  FICO Original  Term to   Term to Loan
      Loan Purpose    Loans     Balance      Balance     Balance   Coupon  Score   LTV   Maturity  Maturity Age
      ----------------------------------------------------------------------------------------------------------
      R/T REFI           210  $107,936,847     71.63%     $514,773   6.15%  746   56.03%     177       177    0
      ----------------------------------------------------------------------------------------------------------
      C/O REFI            62    30,660,001     20.35       494,945  6.158   735    53.8      174       174    0
      ----------------------------------------------------------------------------------------------------------
      PURCHASE            21    12,089,038      8.02       576,033  6.075   748   74.29      180       180    0
      ----------------------------------------------------------------------------------------------------------
      Total:             293  $150,685,887    100.00%     $514,968   6.15%  744   57.04%     177       176    0
      ----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

      --------------------------------------------------------------------------------------------------------------
                        Number   Aggregate     Percent     Average                            W.A.     W.A.
                          of      Current     of Loans     Original   W.A.    W.A.   W.A.   Original Remaining W.A.
                       Mortgage  Principal   by Principal Principal   Gross   FICO Original Term to   Term to  Loan
      Property Type     Loans     Balance      Balance     Balance   Coupon  Score   LTV    Maturity Maturity  Age
      -------------------------------------------------------------------------------------------------------------
      SFR                  207  $107,610,524     71.41%     $520,554   6.15%   741   54.90%     176       176    0
      -------------------------------------------------------------------------------------------------------------
      PUD Detach            72    36,550,970     24.26       508,316  6.143    754   62.37      177       176    0
      -------------------------------------------------------------------------------------------------------------
      Condo                  9     4,136,431      2.75       459,870  6.154    747   64.47      180       180    0
      -------------------------------------------------------------------------------------------------------------
      PUD Attach             2     1,166,020      0.77       585,000  6.125    708   62.87      180       179    1
      -------------------------------------------------------------------------------------------------------------
      Condo Highrise         2       794,900      0.53       397,450  6.125    693   60.04      180       180    0
      -------------------------------------------------------------------------------------------------------------
      2-Family               1       427,042      0.28       428,500  6.125    748   47.09      180       179    1
      -------------------------------------------------------------------------------------------------------------
      Total:               293  $150,685,887    100.00%     $514,968   6.15%   744   57.04%     177       176    0
      -------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

7. Occupancy Status

      ---------------------------------------------------------------------------------------------------------------
                          Number   Aggregate     Percent     Average                            W.A.     W.A.
                            of      Current     of Loans     Original   W.A.    W.A.   W.A.   Original Remaining W.A.
                         Mortgage  Principal   by Principal Principal   Gross   FICO Original Term to   Term to  Loan
      Occupancy Status    Loans     Balance      Balance     Balance   Coupon  Score   LTV    Maturity Maturity  Age
      ---------------------------------------------------------------------------------------------------------------
      Primary                279  $143,627,740     95.32%     $515,491   6.15%   743   56.68%     176       176    0
      ---------------------------------------------------------------------------------------------------------------
      Secondary               13     6,700,354      4.45       515,741   6.09    769   65.18      180       180    0
      ---------------------------------------------------------------------------------------------------------------
      Investor                 1       357,792      0.24       359,000   6.25    715   49.52      180       179    1
      ---------------------------------------------------------------------------------------------------------------
      Total:                 293  $150,685,887    100.00%     $514,968   6.15%   744   57.04%     177       176    0
      ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

      -----------------------------------------------------------------------------------------------------------------------
                                  Number   Aggregate     Percent     Average                            W.A.     W.A.
                                    of      Current     of Loans     Original   W.A.    W.A.   W.A.   Original Remaining W.A.
                                 Mortgage  Principal   by Principal Principal   Gross   FICO Original Term to   Term to  Loan
      Geographic Distribution     Loans     Balance      Balance     Balance   Coupon  Score   LTV    Maturity Maturity  Age
      -----------------------------------------------------------------------------------------------------------------------
      California                     145   $74,515,019     49.45%     $514,731   6.16%   746   52.77%     177       177    0
      -----------------------------------------------------------------------------------------------------------------------
      Maryland                        19     8,898,481      5.91       468,341  6.155    749   56.85      171       171    0
      -----------------------------------------------------------------------------------------------------------------------
      Virginia                        17     8,424,229      5.59       495,824  6.217    744   57.31      180       180    0
      -----------------------------------------------------------------------------------------------------------------------
      Florida                         16     7,788,058      5.17       486,754  6.083    730   67.64      177       177    0
      -----------------------------------------------------------------------------------------------------------------------
      Colorado                        16     7,713,425      5.12       482,758  6.076    744   55.98      180       180    0
      -----------------------------------------------------------------------------------------------------------------------
      Illinois                         8     5,436,301      3.61       680,406  6.084    748   58.35      180       180    0
      -----------------------------------------------------------------------------------------------------------------------
      South Carolina                   8     5,105,088      3.39       640,666  6.132    749   59.35      174       173    0
      -----------------------------------------------------------------------------------------------------------------------
      Arizona                          7     3,581,520      2.38       512,168  6.206    743   64.51      168       168    0
      -----------------------------------------------------------------------------------------------------------------------
      North Carolina                   6     3,557,976      2.36       594,233  6.162    728   51.45      180       179    1
      -----------------------------------------------------------------------------------------------------------------------
      Texas                            7     3,314,668       2.2       474,107   6.13    732    64.7      180       180    0
      -----------------------------------------------------------------------------------------------------------------------
      Georgia                          5     3,282,846      2.18       657,390  6.176    763   60.24      153       153    0
      -----------------------------------------------------------------------------------------------------------------------
      Washington                       5     2,264,053       1.5       453,020  6.215    743   71.43      180       180    0
      -----------------------------------------------------------------------------------------------------------------------
      Missouri                         5     2,245,360      1.49       449,072  6.125    727    61.9      170       170    0
      -----------------------------------------------------------------------------------------------------------------------
      Massachusetts                    4     2,172,178      1.44       543,738  6.096    761   67.83      180       180    0
      -----------------------------------------------------------------------------------------------------------------------
      Tennessee                        4     2,008,204      1.33       503,500  6.134    764   69.52      180       180    0
      -----------------------------------------------------------------------------------------------------------------------
      District of Columbia             3     1,970,331      1.31       657,338   6.19    692   52.15      180       180    0
      -----------------------------------------------------------------------------------------------------------------------
      Minnesota                        2     1,089,000      0.72       544,500  5.875    703   60.67      180       180    0
      -----------------------------------------------------------------------------------------------------------------------
      Kansas                           2       895,000      0.59       447,500  6.125    759   66.15      180       180    0
      -----------------------------------------------------------------------------------------------------------------------
      Vermont                          2       848,639      0.56       425,000  6.059    758   68.24      180       180    0
      -----------------------------------------------------------------------------------------------------------------------
      Nevada                           2       813,500      0.54       406,750  6.308    754    62.5      180       180    0
      -----------------------------------------------------------------------------------------------------------------------
      Other                           10     4,762,010      3.16       476,623  6.041    730   72.52      174       174    0
      -----------------------------------------------------------------------------------------------------------------------
      Total:                         293  $150,685,887    100.00%     $514,968   6.15%   744   57.04%     177       176    0
      -----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

9. County Distribution

    -----------------------------------------------------------------------------------------------------------------------------
                            Number     Aggregate    Percent      Average                                 W.A.       W.A.
                              of        Current    of Loans      Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                           Mortgage    Principal  by Principal  Principal    Gross   FICO   Original    Term to    Term to  Loan
    County Distribution     Loans       Balance     Balance      Balance    Coupon   Score     LTV     Maturity   Maturity  Age
    ----------------------------------------------------------------------------------------------------------------------------
    LOS ANGELES                  39  $ 21,387,639       14.19%    $549,457    6.16%    736     51.60%       177        176    1
    ----------------------------------------------------------------------------------------------------------------------------
    ORANGE                       37    18,203,757       12.08      492,699   6.175     738     55.83        177        177    0
    ----------------------------------------------------------------------------------------------------------------------------
    SAN DIEGO                    11     5,660,299        3.76      515,100   6.101     752     55.17        176        176    0
    ----------------------------------------------------------------------------------------------------------------------------
    SAN MATEO                    11     5,544,880        3.68      505,299   6.172     743     53.39        180        179    1
    ----------------------------------------------------------------------------------------------------------------------------
    CONTRA COSTA                  8     5,284,879        3.51      661,400   6.194     759     44.78        175        174    0
    ----------------------------------------------------------------------------------------------------------------------------
    UNKNOWN                      12     5,230,260        3.47      435,855   6.118     731      57.9        180        180    0
    ----------------------------------------------------------------------------------------------------------------------------
    SANTA CLARA                   9     4,550,309        3.02      506,333   6.171     745     45.66        180        180    0
    ----------------------------------------------------------------------------------------------------------------------------
    MONTGOMERY                    7     3,683,442        2.44      526,206    6.17     764     61.77        180        180    0
    ----------------------------------------------------------------------------------------------------------------------------
    FAIRFAX                       6     3,614,784         2.4      602,785   6.284     741     53.87        180        180    0
    ----------------------------------------------------------------------------------------------------------------------------
    CHARLESTON                    4     2,707,304         1.8      677,750   6.113     771     54.38        180        180    0
    ----------------------------------------------------------------------------------------------------------------------------
    Other                       149    74,818,335       49.65      502,772   6.127     745     60.83        176        175    0
    ----------------------------------------------------------------------------------------------------------------------------
    Total:                      293  $150,685,887      100.00%    $514,968    6.15%    744     57.04%       177        176    0
    ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

      ------------------------------------------------------------------------------------------------------------------------------
                         Number   Aggregate       Percent      Average                                      W.A.      W.A.
                           of      Current       of Loans      Original       W.A.      W.A.      W.A.    Original  Remaining   W.A.
                        Mortgage  Principal     by Principal  Principal       Gross     FICO    Original  Term to    Term to    Loan
      Original LTV       Loans     Balance        Balance      Balance       Coupon    Score      LTV     Maturity  Maturity    Age
      ------------------------------------------------------------------------------------------------------------------------------
      10.01 - 15.00           1  $    996,598        0.66%    $1,000,000      6.13%     781      13.33%      180        179      1
      ------------------------------------------------------------------------------------------------------------------------------
      15.01 - 20.00           5     2,131,500        1.41        426,300     6.119      763      17.66       170        170      0
      ------------------------------------------------------------------------------------------------------------------------------
      20.01 - 25.00           5     2,917,036        1.94        584,215     6.167      728      22.59       171        170      0
      ------------------------------------------------------------------------------------------------------------------------------
      25.01 - 30.00           5     2,076,093        1.38        415,533      6.17      754         29       180        180      0
      ------------------------------------------------------------------------------------------------------------------------------
      30.01 - 35.00          15     8,547,387        5.67        570,853     6.185      772       32.5       177        176      1
      ------------------------------------------------------------------------------------------------------------------------------
      35.01 - 40.00          22    11,825,575        7.85        537,787     6.153      724      37.66       178        178      0
      ------------------------------------------------------------------------------------------------------------------------------
      40.01 - 45.00          14     7,545,594        5.01        539,304     6.114      735      42.81       176        176      0
      ------------------------------------------------------------------------------------------------------------------------------
      45.01 - 50.00          27    13,587,249        9.02        504,085      6.15      754       47.7       176        175      0
      ------------------------------------------------------------------------------------------------------------------------------
      50.01 - 55.00          35    16,575,208          11        474,077     6.122      750       52.8       176        176      0
      ------------------------------------------------------------------------------------------------------------------------------
      55.01 - 60.00          27    13,881,978        9.21        514,606     6.155      743      57.45       176        175      0
      ------------------------------------------------------------------------------------------------------------------------------
      60.01 - 65.00          30    15,023,494        9.97        501,475     6.171      756      62.94       177        176      0
      ------------------------------------------------------------------------------------------------------------------------------
      65.01 - 70.00          36    19,239,862       12.77        535,517     6.148      740      67.75       174        174      0
      ------------------------------------------------------------------------------------------------------------------------------
      70.01 - 75.00          23    11,918,858        7.91        519,363     6.179      736      73.13       177        177      0
      ------------------------------------------------------------------------------------------------------------------------------
      75.01 - 80.00          46    23,586,586       15.65        513,282     6.113      734      78.87       180        180      0
      ------------------------------------------------------------------------------------------------------------------------------
      80.01 - 85.00           2       832,869        0.55        417,250      6.25      753      84.72       180        179      1
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                293  $150,685,887      100.00%    $  514,968      6.15%     744      57.04%      177        176      0
      ------------------------------------------------------------------------------------------------------------------------------

W.A.: 57.04%
Lowest: 13.33%
Highest: 85.00%
S.D.: 16.31%

--------------------------------------------------------------------------------

11. Original Term

      ------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent      Average                                W.A.      W.A.
                          of        Current      of Loans      Original     W.A.    W.A.    W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    by Principal  Principal     Gross   FICO  Original  Term to    Term to   Loan
      Original Term     Loans       Balance       Balance      Balance     Coupon  Score    LTV     Maturity  Maturity   Age
      ------------------------------------------------------------------------------------------------------------------------
      120                   15    $  6,794,303       4.51%      $454,456     6.19%   751    53.54%      120        120     0
      ------------------------------------------------------------------------------------------------------------------------
      132                    1         678,865       0.45        682,500    6.125    777       70       132        131     1
      ------------------------------------------------------------------------------------------------------------------------
      144                    3       1,504,271          1        502,024    6.093    752    35.31       144        144     0
      ------------------------------------------------------------------------------------------------------------------------
      156                    1         396,821       0.26        396,821        6    736    44.09       156        156     0
      ------------------------------------------------------------------------------------------------------------------------
      180                  273     141,311,627      93.78        518,254    6.146    743    57.42       180        180     0
      ------------------------------------------------------------------------------------------------------------------------
      Total:               293    $150,685,887     100.00%      $514,968     6.15%   744    57.04%      177        176     0
      ------------------------------------------------------------------------------------------------------------------------

W.A.: 176.7 months
Lowest: 120 months
Highest: 180 months
S.D.: 13.9 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
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